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                                  EXHIBIT 21.1

                                                                   March 3, 1998

                     REPAP ENTERPRISES INC. & SUBSIDIARIES

                             REPAP ENTERPRISES INC.
                     Incorporated under the laws of Canada
                  (formerly Repap Enterprises Corporation Inc.
                          formerly Quinsprack Limited)

                            ALCELL TECHNOLOGIES INC.
           Continued under the laws of the Province of New Brunswick
                       (formerly Alcell Developments Inc.
                          formerly 155945 Canada Inc.)

                             BLACKVILLE LUMBER INC.
          Incorporated under the laws of the Province of New Brunswick

                         BLACKVILLE LUMBER PARTNERSHIP
             Formed under the laws of the Province of New Brunswick
                Partners:  Miramichi Pulp & Paper Inc. (99.99%)
                                Newcastle Coated Paper Inc. (0.01%)
                                (formerly Miramichi Paper Partnership)

                          NEWCASTLE COATED PAPER INC.
                     Incorporated under the laws of Canada
                         (formerly 161183 Canada Inc.)

                            REPAP CONSTRUCTION INC.
           Continued under the laws of the Province of New Brunswick
                       (formerly Repap Ferrostaal Inc. )
                       (formerly Repap Development Corp.)

                              REPAP MARKETING INC.
              Incorporated under the laws of the State of Delaware
  (formerly Green Forest Corporation, into which was merged the original Repap
                           Ferrostaal (U.S.A.) Inc.)
                      (formerly Repap Ferrostaal (U.S.A.)
                       (formerly Repap Development Inc.)

                            REPAP NEW BRUNSWICK INC.
                     Incorporated under the laws of Canada
                    (formerly Miramichi Pulp & Paper Inc.,)
                   (formerly Acadia Forest Products Limited)
                     (formerly Aidaca Pulp & Paper Limited)

                            REPAP TECHNOLOGIES INC.
              Incorporated under the laws of the State of Delaware
                    (formerly Biological Energy Corporation)

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